SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 25, 1999
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                            Diamond Equities, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Nevada                   0-24138                     88-0232816
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(State or Other Jurisdiction      (Commission                   (IRS Employer
    of Incorporation)             File Number)               Identification No.)


2010 E. University Drive, Suite 3, Tempe, Arizona                   85281
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  (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code  (602) 921-2760
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                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On February 25, 1999 the Registrant signed a letter of intent to acquire one hundred percent (100%) of the outstanding common stock of Go Profit.com, Inc., in exchange for a presently undetermined number of restricted shares of Convertible Preferred Stock.

     Closing of the transaction is subject to execution of a definitive agreement by the parties. Upon such agreement a new or amended 8-K filing will be made.

     Go Profit.com, Inc. is engaged in the internet commerce business.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

     On the date of this filing, no definitive agreement has been reached between the parties, therefor it is impractical for the Registrant to file the audited financial statements required by Item 7(a). In accordance with Item 7(a)(4) of Form 8-K the required financial statements will be filed with an Amendment to this Form 8-K no later than 60 days after the date of the definitive agreement.

     (b)  Pro Forma Financial Information.

     As of the date of this filing, it is impractical for the Registrant to provide the pro forma financial information required by Item 7(b). In accordance with Item 7(b), such pro forma information shall be provided as an Amendment to this Form 8-K no later than 60 days after the date of the definitive agreement.

     (c)  Exhibits.

     None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DIAMOND EQUITIES, INC.


Date: February 26, 1999                    By: /s/  David D. Westfere
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                                               David D. Westfere, President

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